Registration Nos. __________
                                                             __________

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 5, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 /X/
Pre-Effective Amendment No. ____                                       / /
Post-Effective Amendment No. ___                                       / /
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /X/
Amendment No. ___                                                      / /
(Check appropriate box or boxes)

                                  E*TRADE FUNDS

               (Exact name of Registrant as specified in charter)

                                 2400 Geng Road
                               Palo Alto, CA 94303
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (650) 842-2500

                                 Kathy Levinson
                            E*TRADE Securities, Inc.
                                 2400 Geng Road
                               Palo Alto, CA 94303
                     (Name and address of agent for service)

                  Please send copies of all communications to:

David A. Vaughan, Esq.                                 Kathy Levinson
Dechert Price & Rhoads                                 E*TRADE Securities, Inc.
1775 Eye Street, NW                                    2400 Geng Road
Washington, DC  20006                                  Palo Alto, CA  94303

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.




It is proposed that this filing will become effective (check appropriate box):

             Immediately upon filing pursuant to paragraph (b)
------------
             on (date) pursuant to paragraph (b)
------------
             60 days after filing pursuant to paragraph (a)(1)
------------
             75 days after filing pursuant to paragraph (a)(2) of Rule 485
------------

If appropriate, check the following box:

              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
-------------

                                  E*TRADE FUNDS

                           E*TRADE S&P 500 INDEX FUND

                       Prospectus dated ____________, 1999

E*TRADE Group, Inc. ("E*TRADE"), is a leader in providing secure online investing services. E*TRADE's focus on technology has enabled it to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE offers electronic access to your account virtually anywhere, at any time.

This Prospectus concisely sets forth information about the E*TRADE S&P 500 Index Fund (the "Fund") that an investor needs to know before investing. Please read this Prospectus carefully before investing, and keep it for future reference. The Fund is a series of the E*TRADE Funds.

The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by matching the total return of the stocks making up the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund is designed for long-term investors and the value of the Fund's shares will fluctuate over time. Only investors consenting to receive all information about the Fund electronically will be permitted to become and remain shareholders. The Fund is a true no-load fund, which means investors pay no sales charges or 12b-1 fees.

Additional information about the Fund's investments is available in the Fund's Statement of Additional Information and the annual and semi-annual reports (when available). Each of these documents and periodic updates to this Prospectus are available at our Website (www.etrade.com).

Please  read  this  Prospectus   carefully   before  you  invest  for  important
information about the goals, risks, expenses and investment strategy applicable to the Fund.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", and "Standard & Poor's 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by E*TRADE Funds. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                       Prospectus dated ____________, 1999

                                TABLE OF CONTENTS

RISK/RETURN SUMMARY...........................................................

FEES AND EXPENSES.............................................................

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES AND RELATED RISKS..................................................

FUND MANAGEMENT...............................................................

PRICING OF FUND SHARES........................................................

HOW TO BUY AND SELL SHARES....................................................

DIVIDENDS AND OTHER DISTRIBUTIONS.............................................

TAX CONSEQUENCES..............................................................

THE FUND'S STRUCTURE..........................................................

RISK/RETURN SUMMARY

This is a summary. It should be read along with the rest of this Prospectus.

Investment Objectives/Goals

The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by matching the total return of the stocks making up the S&P 500 Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the value of all publicly traded common stocks in the United States. The S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (including industrial, utilities, financial, and transportation). There can be no assurance that the Fund will achieve its investment objective.

Principal Strategies

Currently, the Fund intends to match the performance of the S&P 500 Index by investing substantially all of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. To do so, the Fund currently intends to invest all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end investment management company, rather than directly in a portfolio of securities. The Master Portfolio, a series of MIP, has substantially the same investment objectives as the Fund.

Generally, the Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index and in futures and options on stock index futures. The Master Portfolio also may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the Fund involve investment risks, including the possible loss of principal.

Principal Risks

The stock market rises and falls daily. The S&P 500 Index represents a significant segment of the U.S. stock market. The S&P Index also rises and falls daily. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

There is no assurance that the Fund will achieve its investment objective by matching the S&P 500 Index. The Fund cannot as a practical matter own all the stocks that make up the Index in perfect correlation to the S&P 500 Index itself. The use of futures and options on futures is intended to help the Fund match the S&P 500 Index but that may not be the result. The value of an investment in the Fund depends to a great extent upon changes in market conditions. The Fund seeks to track the S&P 500 Index down markets as well as up markets.


FEES AND EXPENSES

This table describes the fees and expenses that you, as an investor in the Fund, may pay if you buy and hold shares of the Fund. The Fund is new, therefore, these are estimates.


Shareholder Fees*
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                                None
Maximum Deferred Sales Charge (Load)                                            None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other
distributions                                                                   None
Redemption Fee
(as a percentage of amount redeemed)                                            ____%**



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees                                                                 []%
Distribution (12b-1) Fees                                                       None
Other Expenses                                                                  []%***
Total Operating Expenses                                                        []%

* The cost reflects the expenses at both the Fund and the Master Portfolio levels.
** The Fund charges a redemption fee for shares held less than 90 days.
*** Other expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 year*.         3 years*
 $------.         $-------

*Reflects costs at both the Fund and Master Portfolio levels.


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by matching the total return of the stocks making up the S&P 500 Index. To do so, it will invest most of its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. There can be no assurance that the Fund will achieve its investment objective. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price multiplied by the number of shares outstanding. Standard & Poor's may change the stocks that make up the S&P 500 from time to time. The Fund will invest in whatever stocks are in the S&P 500 Index.

The Fund currently intends to invest all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end investment management company, rather than directly in a portfolio of securities. The Master Portfolio, a series of MIP, has substantially the same investment objectives as the Fund.

Under normal market conditions, the Master Portfolio invests at least 90% of its assets in the stocks making up the S&P 500 Index. That portion of its assets is not actively managed but simply tries to mimic the S&P 500 Index. The Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its assets before expenses and the S&P 500 Index. 100% correlation would mean the total return of the Master Portfolio's assets would increase and decrease exactly the same as the S&P 500 Index. The Master Portfolio also invests in futures and options on stock index futures. The Master Portfolio also may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Master Portfolio is managed by utilizing a "indexing" investment approach to determine which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the S&P 500 Index through computerized, quantitative techniques.

Many factors can affect stock market performance. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The S&P 500 Index primarily reflects large-cap stocks. As a result, whenever these stocks perform worse than mid- or small-cap stocks, the Fund may underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds or foreign stocks, for instance--the Fund's performance also will lag those investments.

Like all stock funds, the Net Asset Value ("NAV") of the Fund will fluctuate with the value of its assets. The assets held by the Fund will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries. Since the investment characteristics and therefore, the investment risks of the Fund, correspond to those of the Master Portfolio, the following also includes discussion of the risks associated with the investments of the Master Portfolio. The Fund's performance will correspond directly to the performance of the Master Portfolio.

The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things, the Fund and the Master Portfolio's expenses, the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency and size of shareholder purchases and redemptions of both the Fund and the Master Portfolio. The Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the S&P 500 Index.

The Fund uses futures contracts to gain exposure to the S&P 500 Index for its cash balances, which could cause the Fund to track the S&P 500 Index less closely if the futures contracts do not perform as expected. Similar to many index funds, the Master Portfolio also may invest in futures and options transactions and other derivative securities transactions to minimize the gap in performance that naturally exists between any index fund and its index. This gap will occur mainly because, unlike the index, the Master Portfolio and the Fund incur expenses and must keep a portion of their assets in cash for paying expenses and processing shareholders orders. By using futures, the Master Portfolio and Fund potentially can offset the portion of the gap attributable to their cash holdings. However, because some of the effect of expenses remains, the Master Portfolio and the Fund's performance normally will be below that of the S&P 500 Index. Additionally, if the futures contracts did not perform as expected, the result could cause Master Portfolio and the Fund to track the S&P 500 Index less closely than expected.

The  Master  Portfolio  also  may  invest  up to  10%  of its  total  assets  in
high-quality  money  market  instruments  to  provide  liquidity.   Among  other
purposes, the Master Portfolio needs liquidity to pay redemptions and fees.

The Fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Fund's performance could be reduced.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shares of the fund involve investment risks, including the possible loss of principal.


FUND MANAGEMENT

Investment Advisors. Under an investment advisory agreement with the Fund, E*TRADE Asset Management, Inc. ("Investment Advisor") provides investment advisory services to the Fund. The Investment Advisor is a wholly owned subsidiary of E*TRADE and is located at 2400 Geng Road, Palo Alto, CA 94303. E*TRADE is a leader in providing secure online investing services to the self-directed investor and offers electronic access to an investor's account virtually anywhere, at any time. The Investment Advisor is newly formed and therefore has no prior experience as an investment adviser.

Subject to general supervision of the E*TRADE Funds' Board of Directors and in accordance with the investment objective, policies and restrictions of the Fund, the Investment Advisor has the authority to manage the Fund, to make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities. It also provides the Fund with ongoing investment guidance and policy direction. The Investment Advisor has not previously had responsibility for managing a mutual fund; however, daily investment decisions will be made by the Sub-Adviser to each Fund, whose investment experience is described below. For its advisory services, the Fund pays the Investment Advisor an annual rate of 0.05% of the Fund's average daily net assets.

Pursuant to a sub-advisory agreement with the Investment Advisor, Barclays Global Fund Advisors ("BGFA" or "Sub-advisor"), also the Master Portfolio's investment advisor, serves as the Sub-advisor to the Fund. BGFA provides investment guidance and policy direction in connection with the management of the Fund's assets, subject to the overall authority of the Board of Trustees and the Investment Advisor's instruction and supervision. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC ("Barclays")) and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1998, BGFA and its affiliates provided investment advisory services for over $575 billion of assets. The Sub-advisor is paid an annual rate of 0.05% of the Fund's average daily net assets. This sub-advisory fee is not a separate expense of the Fund but is paid by the Investment Advisor.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and SEC registration fees. The Fund is also responsible for its own expenses relating to, among other things, custodial and fund accounting services, and transfer and dividend-disbursing agent services.


PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the net asset value ("NAV") determined after E*TRADE receives your request in proper form. If E*TRADE receives such request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day.

The Fund's investment in the Master Portfolio is valued at the NAV of the Master Portfolio's shares held by the Fund. The Master Portfolio calculates the NAV of its shares on the same day and at the same time as the Fund. The Master
Portfolio's other assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Trustees of MIP.

The Fund's NAV per share is calculated by taking the value of the Fund's assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the NAV.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.


HOW TO BUY SHARES

Only E*Trade Securities, Inc. ("E*TRADE Securities"') customers may invest in the Fund. Further, only E*TRADE Securities customers consenting to receive all information about the Fund electronically will be permitted to become and remain shareholders, unless a new class of shares of the Fund has been formed for those shareholders reflecting the higher costs of paper-based information delivery. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

How to Open an E*TRADE Securities Account

To open an E*TRADE Securities account, you must complete the application available through our Website. E*TRADE Securities may impose various account and transaction charges.

Electronically. You can access E*TRADE Securities' online application through multiple electronic gateways, including the internet, WebTV, Prodigy, AT&T
Worldnet, Microsoft Investor, by GO ETRADE on CompuServe, with the keyword ETRADE on America Online and via personal digital assistant. For more information on how to access E*TRADE Securities electronically, please refer to our online assistant E*STATION [at www.etrade.com] available 24 hours or call 1-800-786-2575 between 8:00 a.m. and midnight (eastern time), Monday - Friday.

By Mail. Complete and sign the application. Make your check or money order payable to E*TRADE Securities, Inc. Mail to E*TRADE Securities, Inc., 2400 Geng Road, Palo Alto, CA 94303.

Wire.  Send wired funds to:

The Bank of New York
48 Wall Street
New York, NY  10286

ABA  #021000018
FBO:  E*TRADE Securities, Inc.
A/C #8900346256 for further credit to (your name and account number).

After your account is opened, E*TRADE will contact you with an account number so that you can immediately wire funds.

Telephone. Request a new account kit by calling 1-800-786-2575 between 8:00 a.m. and midnight, Monday - Friday (eastern time).

In Person. Stop by customer service in Palo Alto, California between 8:00 a.m. and 5:00 p.m. Pacific time. Customer service will only accept checks or money orders made payable to E*TRADE Securities, Inc.


HOW TO BUY AND SELL SHARES

Whether you are investing in the Fund for the first time or adding to an existing investment, the Fund provides you with several methods to buy its shares. Because the Fund's net asset value changes daily, your purchase price will be the next net asset value determined after the Fund receives and accepts your purchase order.

Minimum Investment Requirements:

For your initial investment in the Fund                                  $1,000

To buy additional shares of the Fund                                     $  250

Continuing minimum investment*                                           $  250

To invest in the Fund for your IRA, Roth IRA,
or one-person SEP account                                                $  250

To invest in the Fund for your Education IRA account                     $  250

To invest in the Fund for your UGMA/UTMA account                         $  250

To invest in the Fund for your SIMPLE, SEP-IRA,
Profit Sharing or Money Purchase Pension Plan,
or 401(a) account                                                        $  250

* If the value of your Fund investment falls below $250 because you have redeemed shares, the Fund reserves the right to redeem your Fund shares. Before taking such action, the Fund will provide you with written notice and at least 60 days to buy more shares to bring your investment up to $250.

To buy or sell shares, you may use any of the methods described below. You will need the Fund symbol, which is []. You can only sell funds that are held in your E*TRADE Securities account; that means you cannot "short" shares of the Fund.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. Please note that the Fund assesses a []% fee on redemptions of Fund shares held for less than 90 days. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than [seven] days thereafter.

Electronically. You will be prompted to enter your trading password whenever you perform a transaction so that we can be sure each buy or sell is secure. It is for your own protection to make sure you or our co-account holder(s) are the only people who can place orders in your E*TRADE account.

Telephone. You can use TELE*MASTER to place orders. TELE*MASTER is E*TRADE's 24-hour automated speech recognition system. It allows you to place stock or options orders, get quotes, and receive trade confirmations through your touch-tone phone.

Our built in verification system lets you double-check orders before they are sent to the markets, and you can change or cancel any unfilled order subject to prior execution.

You may also call 1-800-786-2575 to sell shares by phone through an E*TRADE Securities broker for an additional $15.

The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website or use TELE*MASTER, E*TRADE Securities' automated telephone system, to effect such a transaction by calling 1-800-786-2571.

Signature Guarantee. For your protection, certain requests may require a signature guarantee.

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.
2.   When you submit a written  redemption  for more than  $25,000.
3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.
4.   If you add or change  your name or add or remove an owner on your  account.
5.   If you add or change the beneficiary on your transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC, including banks, savings associations, credit unions and brokerage firms.

For  other   registrations,   access  E*STATION  through  our  Website  or  call
1-800-786-2575 for instructions.

Redemption Fee

You will have to wait to redeem your shares until the funds you use to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a []% fee on redemptions of fund shares held for less than 90 days.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be assessed. The fee may apply to shares held through omnibus accounts or certain retirement plans.


DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to pay dividends from net investment income quarterly and distribute capital gains, if any, annually. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the payment date. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares.


TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely your own tax adviser for advice about the particular tax consequences to you of investing in the Fund.

The Fund intends that each year it will meet certain tax law requirements that will enable it to qualify as a "regulated investment company" under the Internal Revenue Code. As a regulated investment company, the Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

The Fund  will  distribute  substantially  all of its  income  and  gains to its shareholders every year. These distributions will typically be paid to shareholders in December. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If a Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you hold them.

The Fund will send you a tax report each year before January 31. The report will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain.


THE FUND'S STRUCTURE

The Fund is a separate series of the E*TRADE Funds. The Fund is a feeder fund in a master/feeder structure. Accordingly, the Fund invests all of its assets in the Master Portfolio which has substantially the same investment objective as the Fund. In addition to selling its shares to the Fund, the Master Portfolio has and may continue to sell its shares to certain other mutual funds or other accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.

The Fund's Board of Trustees (the "Board") believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interestholders in the Master Portfolio) would be spread across a larger asset base as more funds invest in the Master Portfolio. The Fund is liable for its proportionate share of the obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Board believes that the Fund and its shareholders will not be adversely affected by reason of investing all of the Fund's assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Fund's Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained. In addition, given the relatively novel nature of the master/feeder structure, accounting and operational difficulties could occur.

Fund  shareholders  may be  asked  to  vote on  matters  concerning  the  Master
Portfolio.

The Fund may withdraw its investments in the Master Portfolio if the Board of Trustees of the Fund determines that is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of a portfolio by the Adviser or the hiring of another sub-advisor to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

[Outside back cover page.]

The Statement of Additional Information for the Fund, dated ___________, 1999 ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year. The first semi-annual report over the period of ________ to _________ will be published about ________, 1999. The first annual report will be published about _________. The SAI and the most recent annual and semi-annual reports of the Fund are available, without charge, upon request by contacting the Fund through our Website, e-mail (service@etrade.com) or by calling one of the numbers listed below.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

E*TRADE Securities, Inc.
2400 Geng Road
Palo Alto, CA 94303
Telephone: (650) 842-2500
Toll-Free: (800) 786-2575
http://www.etrade.com


Investment Company Act file no.:_____________

                       STATEMENT OF ADDITIONAL INFORMATION

                                  E*TRADE Funds

                           E*TRADE S&P 500 Index Fund

                                                         ______________, 1999

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read together with the prospectus for the E*TRADE S&P 500 Index Fund (the "Fund"), as a separate series of the E*TRADE Funds, dated _________, 1999 (as amended from time to time).

The Funds' audited or unaudited financial statements are available in the Fund's most recent annual shareholders report (when available) and are incorporated by reference into this SAI.

To obtain a copy of the Fund's prospectus and the Fund's most recent shareholder report free of charge, please access our Website online (www.etrade.com), request it by e-mail (service@etrade.com) or by calling one of the numbers listed below.

Only   investors   consenting  to  receive  all   information   about  the  Fund
electronically will be permitted to become and remain shareholders.

TABLE OF CONTENTS
                                                                           Page

FUND HISTORY..................................................................2
THE FUND......................................................................2
THE FUND'S INVESTMENT STRATEGIES AND RISKS....................................2
FUND POLICIES.................................................................8
TRUSTEES AND OFFICERS........................................................13
INVESTMENT MANAGEMENT........................................................14
SERVICE PROVIDERS............................................................15
PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION...............................17
ORGANIZATION, DIVIDEND AND VOTING RIGHTS.....................................18
SHAREHOLDER INFORMATION......................................................19
TAXATION.....................................................................19
UNDERWRITER..................................................................23
MASTER PORTFOLIO ORGANIZATION................................................23
PERFORMANCE INFORMATION................................................... ..24
FINANCIAL STATEMENTS....................................................... .31

FUND HISTORY

The E*TRADE S&P 500 Index Fund (the "Fund") is a diversified series of E*TRADE Funds (the "Trust"). The Trust is organized as a Delaware business trust and was formed on __________, 1998.

THE FUND

The Fund is classified as an open-end, management investment company. The Fund investment objective is to seek investment results that match the total return performance of the publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). This investment objective is fundamental and therefore, cannot be changed without approval of a majority (as defined in the 1940 Act, as amended of the Fund's outstanding voting interests.

The Fund seeks to achieve its investment objective by investing all of its assets in the same stocks in substantially the same percentage as the S&P 500 Index. To do so, the Fund currently intends to invest all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio"), which is a series of Master Investment Portfolio ("MIP"), an open-end, management investment company. However, this policy is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

THE FUND'S INVESTMENT STRATEGIES AND RISKS

The following investment strategies and risks supplement the discussion of the Fund's investment objectives, policies, and techniques described in the Prospectus and may be changed without shareholder approval unless otherwise noted.

Futures contracts and options transactions. The Fund may enter into futures contracts and may purchase and write options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. The primary credit risk on futures contracts is the creditworthiness of the exchange on which the futures contract is traded.. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

In order to comply with undertakings made by the Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Fund will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such 5%.

The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

      Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus.

Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.


Forward commitments, when-issued purchases and delayed-delivery transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund currently does not intend on investing more than 5% of its assets in when-issued securities during the coming year. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Short-term instruments and temporary investments -- The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv)
non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and
(vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA or Wells Fargo Bank are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

         Bank Obligations. The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

         Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the attached Appendix on page ____.

Repurchase Agreements. The Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered loans by the Fund. All repurchase transactions must be collateralized.

In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund limits investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund's advisor monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion the investment advisor are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments

Floating- and variable-rate obligations. The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Loans of portfolio securities. The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Investment company securities. The Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Funds may also purchase shares of exchange-listed closed-end funds.

Illiquid securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Obligations of Foreign Governments, Banks and Corporations. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the investment adviser to be of comparable quality to the other obligations in which the Fund may invest.

The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligation of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants. The Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may only purchase warrants on securities in which the Fund may invest directly.

Portfolio Turnover Rate. The portfolio turnover rate for the Fund generally is not expected to exceed 50%. This portfolio turnover rate will not be a limiting factor when the investment advisor deems portfolio changes appropriate.

FUND POLICIES

Fundamental Investment Restrictions

The following are the Fund's fundamental investment restrictions which, along with the Fund's investment objective, cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below, the Fund:

1. may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2. may not with respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding securities of any one issuer;

3. may not issue senior securities, except as permitted under the 1940 Act;

4. may (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law;

5. may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the disposition of portfolio securities;

6. may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreement thereto);

7. may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

8. may not purchase or sell physical commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information , from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

9. may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the directors of the Fund.


Non-Fundamental Operating Restrictions

The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

Unless indicated otherwise below, the Fund may not:

1. invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

2. pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

3. purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

4. purchase or retain securities of any issuer if the officers or trustees of the Fund or officers or trustees of any affiliated investment companies or the investment advisor owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

5. invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act; and

6. may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Master Portfolio:  Fundamental Investment Restrictions

The Master Portfolio is subject to the following fundamental investment restrictions which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets except with respect to compliance with fundamental investment restriction number 5, will not constitute a violation of such restriction

The Master Portfolio may not:

1. invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2. hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets;

3. issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (4) and (8) and non-fundamental policies (2) and (3), may be deemed to give rise to a senior security; and

4. borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio;

5. act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

6. invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. government, its agencies or instrumentalities; or (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently larger than 25% or more of its total assets would be invested in a single industry;

7. purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate;

8. invest in commodities, except that the Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

9. make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Master Portfolio's Board of Trustees; and

10. purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes;

Non-Fundamental Operating Policies

The Master Portfolio is subject to the following non-fundamental operating policies which may be changed by the Board of Trustees of the Master Portfolio without the approval of the holders of the Master Portfolio's outstanding securities.

The Master Portfolio may not:

1. invest in the securities of a company for the purpose of exercising management or control, but the Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views;

2. pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes;

3. purchase, sell or write puts, calls or combinations thereof, except as may be described in the Master Portfolio's offering documents;

4. purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets;

5. enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Master Portfolio's net assets would be so invested;

6. purchase securities of other investment companies, except to the extent permitted under the 1940 Act; and

7. purchase or retain securities of any issuer if the officers or trustees of the Master Portfolio or officers or Trustees of any affiliated investment companies or the investment advisor owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Fund. The Board elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each "interested person," as defined in the 1940 Act ("affiliated") is indicated by an asterisk (*).

The Trust pay each nonaffiliated Trustee an annual fee of [], plus $[] per Board meeting for the Fund. In addition, the Trust reimburses each nonaffiliated trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and trustees of the Trust receive no compensation or expense reimbursement.

Name, Address, and Age    Position(s) Held with the Fund          Principal Occupation(s) During the
                                                                  Past 5 Years


*Kathy Levinson           Trustee                                 Ms.  Levinson is executive  vice president of E*TRADE Group,
2400 Geng Road                                                    Inc. and  president and chief  operating  officer of E*TRADE
Palo Alto, CA 94303                                               Securities,  Inc.  She  joined the  company in January  1996 after serving as a consultant to E*TRADE during 1995.  Prior to that,  Ms.  Levinson was senior vice president of custody services at Charles Schwab. She is also a former senior vice president  of  credit  services  for  Schwab.  Ms.  Levinson received  a BA in  economics  from  Stanford  University,  a
                                                                  Masters of Human Resources and Organization Development from the University of San  Francisco,  and completed the Program for Management Development at Harvard University.

*Leonard C. Purkis        Trustee                                 Mr. Purkis is chief  financial  officer and  executive  vice
2400 Geng Road            Executive Vice President,               president  of  finance  and  administration.  He  previously
Palo Alto, CA 94303       Finance and Admistration,               served as chief  financial  officer  for Iomega  Corporation
                          and Chief Financial Officer             from 1995 to 1998.  Prior to  joining  Iomega,  he served in numerous  senior level  domestic and  international  finance positions  for General  Electric  Co. and its  subsidiaries, culminating  his  career  there as  senior  vice  president, finance, for GE Capital Fleet Services. A native of Cardiff,
                                                                  Wales,  he is a  graduate  of  the  Institute  of  Chartered
                                                                  Accountants in England and Wales, and began his career as an audit manager at Coopers & Lybrand.

Compensation Table

[Provide table]


Control Persons and Principal Holders of Securities

A shareholder that owns 25% or more of the Fund's voting securities is in control of the Fund on matters submitted to a vote of shareholders.

INVESTMENT MANAGEMENT

E*TRADE Asset Management, Inc., the Fund's investment advisor, is a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE").

The Master Portfolio's Investment Advisor. The advisor to the Master Portfolio is Barclays Global Fund Advisors ("BGFA"). BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to an Investment Advisory Contract dated January 1, 1996 (the "Advisory Contract") with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Fund.

The Advisory Contract for the Master Portfolio provides that if, in any fiscal year, the total expenses of the Master Portfolio (excluding taxes, interest, brokerage commissions and its extraordinary expenses but including the fees provided for in the Advisory Contract) exceed the most restrictive expense limitation applicable to the Master Portfolio imposed by the securities laws or regulations of the states having jurisdiction over the Master Portfolio, BGFA shall waive its fees under the Advisory Contract for the fiscal year to the extent of the excess or reimburse the excess, but only to the extent of its fees.

BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Master Portfolio's Boards of Trustees and (ii) by a majority of the Trustees of the Master Portfolio who are not parties to the Advisory Contract or affiliated of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold at the same time by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

SERVICE PROVIDERS

Principal Underwriter. E*TRADE Securities, Inc., 2400 Geng Road, Palo Alto, CA 94303, is the Funds principal underwriter.

Administrator and Placement Agent of the Master Portfolio. Stephens, Inc. ("Stephens"), and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Master Portfolio. Under the Co-Administration Agreement between Stephens, BGI and the Master Portfolio, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Master Portfolio, including coordination of the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Master Portfolio's officers and Board. Stephens also furnishes office space and certain facilities required for conducting the business of the Master Portfolio together with those ordinary clerical and bookkeeping services that are not furnished by BGFA. Stephens also pays the compensation of the Master Portfolio's trustees, officers and employees who are affiliated with Stephens. Furthermore, except as provided in the advisory contract, Stephens and BGI bears substantially all costs of the Master Portfolio and the Master Portfolio's operations. However, Stephens and BGI are not required to bear any cost or expense which a majority of the nonaffiliated trustees of the Master Portfolio deem to be an extraordinary expense.

Stephens also acts as the placement agent of Master Portfolio's shares pursuant to a Placement Agency Agreement (the "Placement Agency Agreement") with the Master Portfolio.

Custodian and Fund Accounting Services Agent. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Fund and Master Portfolio. As a result, IBT has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. The custodian has no responsibility for any of the investment policies or decisions of the Fund and the Master Portfolio. IBT also acts as the Fund's Accounting Services Agent.

Transfer Agent and Dividend Disbursing Agent. PFPC, Inc., 406 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Fund. PFPC is compensated based on an annual fee per open account of [], plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

Fund Shareholder Servicing Agent. Under a Shareholder Servicing Agreement with the Fund dated [], 1998, E*TRADE Securities, Inc., 2400 Geng Road, Palo Alto, CA 94303, acts as shareholder servicing agent for the Fund. As shareholder servicing agent, E*TRADE Securities, Inc. provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Fund's shares may be effected, and certain other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (iv) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (v) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares of the Fund; (vi) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (vii) informing the distributor of the Fund of the gross amount of purchase and redemption orders for the Fund's shares; (viii) provide certain printing and mailing services, such as printing and mailing of shareholder account statements, checks, and tax forms; (ix) monitoring the activities of the Fund's transfer agent related to shareholders' accounts; and
(x) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

Independent Accountants. [], has been selected as the independent accountants for the Fund and the Master Portfolio, providing audit services and assistance with respect to the preparation of filings with the SEC.

Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, DC 20006-2401, acts as legal counsel for the Fund

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Master Portfolio's Board of Trustees, BGFA as advisor, is responsible for the Master Portfolio's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While BGFA generally seek reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably

Under the 1940 Act, persons affiliated with the Master Portfolio such as Stephens, BGFA and their affiliates are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Except in the case of equity securities purchased by the Master Portfolio, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions. The cost of executing the Master Portfolio's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGI. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount

In placing orders for portfolio securities of the Master Portfolio, BGFA is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that BGFA seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Master Portfolio's Board of Trustees.

Certain of the brokers or dealers with whom the Master Portfolio may transact business offers commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Fund is a diversified series of E*TRADE Funds (the "Trust"), an open-end investment company, organized as a Delaware business Trust on [DATE]. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

SHAREHOLDER INFORMATION

Pricing of Fund Shares. The net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Telephone and Internet Redemption Privileges. The Fund employs reasonable procedures to confirm that instructions communicated by telephone or the Internet are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Retirement Plans. You can find information about the retirement plans offered by E*TRADE by accessing our Web site. You may fill out an IRA application online or request our IRA application kit by mail.

TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         Taxation of the Fund. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

         Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

         Dispositions. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

         Backup Withholding. The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

         Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


UNDERWRITER

Distribution of Securities. Under a Distribution Agreement with the Fund ("Distribution Agreement"), E*TRADE Securities Inc., 2400 Geng Road, Palo Alto, CA 94303, acts as underwriter of the Fund's shares. The Fund pays no compensation to E*TRADE Securities, Inc. for its distribution services. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares.

The Fund is a no-load fund, therefore investors pay no sales charges when buying or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a wholly-owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 21 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its trustees individually but only upon the property of MIP and that the trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the trustee's office.

The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

PERFORMANCE INFORMATION

The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, E*TRADE may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Average Annual Total Return. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)n = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
N = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return. Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Distribution Rate. The distribution rate for the Fund is computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

Yield. The yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b+1)6-1],
           cd

where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

Performance Comparisons:

U.S. Treasury Bills, Notes, or Bonds. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

Certificates of Deposit. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution

Money Market Funds. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters

Indices. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Chart 1, below, illustrates the long-term performance of stocks invested in the S&P 500, with dividends reinvested, compared to the long-term performance of government bonds.


CHART 1-Growth of Stocks, Bonds & Inflation

                                              Long-Term
                  Year          S&P 500       Govt. Bonds    Inflation
                  Dec-25          1.00           1.00           1.00
                  Dec-26          1.12           1.08           0.99
                  Dec-27          1.53           1.17           0.96
                  Dec-28          2.20           1.18           0.96
                  Dec-29          2.02           1.22           0.96
                  Dec-30          1.52           1.27           0.90
                  Dec-31          0.86           1.20           0.81
                  Dec-32          0.79           1.41           0.73
                  Dec-33          1.21           1.41           0.73
                  Dec-34          1.20           1.55           0.75
                  Dec-35          1.77           1.62           0.77
                  Dec-36          2.37           1.75           0.78
                  Dec-37          1.54           1.75           0.80
                  Dec-38          2.02           1.85           0.78
                  Dec-39          2.01           1.96           0.78
                  Dec-40          1.81           2.08           0.79
                  Dec-41          1.60           2.10           0.86
                  Dec-42          1.93           2.16           0.94
                  Dec-43          2.43           2.21           0.97
                  Dec-44          2.91           2.27           0.99
                  Dec-45          3.96           2.51           1.01
                  Dec-46          3.64           2.51           1.20
                  Dec-47          3.85           2.45           1.31
                  Dec-48          4.06           2.53           1.34
                  Dec-49          4.83           2.69           1.32
                  Dec-50          6.36           2.69           1.39
                  Dec-51          7.89           2.59           1.48
                  Dec-52          9.34           2.62           1.49
                  Dec-53          9.24           2.71           1.50
                  Dec-54          14.11          2.91           1.49
                  Dec-55          18.56          2.87           1.50
                  Dec-56          19.78          2.71           1.54
                  Dec-57          17.65          2.91           1.59
                  Dec-58          25.30          2.73           1.61
                  Dec-59          28.32          2.67           1.64
                  Dec-60          28.45          3.04           1.66
                  Dec-61          36.11          3.07           1.67
                  Dec-62          32.95          3.28           1.69
                  Dec-63          40.47          3.32           1.72
                  Dec-64          47.14          3.44           1.74
                  Dec-65          53.01          3.46           1.78
                  Dec-66          47.67          3.59           1.84
                  Dec-67          59.10          3.26           1.89
                  Dec-68          65.64          3.25           1.98
                  Dec-69          60.06          3.09           2.10
                  Dec-70          62.47          3.46           2.22
                  Dec-71          71.41          3.92           2.29
                  Dec-72          84.96          4.14           2.37
                  Dec-73          72.50          4.09           2.58
                  Dec-74          53.31          4.27           2.89
                  Dec-75          73.14          4.67           3.10
                  Dec-76          90.58          5.45           3.24
                  Dec-77          84.08          5.41           3.46
                  Dec-78          89.59          5.35           3.78
                  Dec-79          106.11         5.28           4.28
                  Dec-80          140.51         5.07           4.81
                  Dec-81          133.62         5.17           5.24
                  Dec-82          162.22         7.25           5.44
                  Dec-83          198.75         7.30           5.65
                  Dec-84          211.20         8.43           5.87
                  Dec-85          279.12         11.04          6.10
                  Dec-86          330.67         13.74          6.16
                  Dec-87          347.97         13.37          6.44
                  Dec-88          406.46         14.67          6.72
                  Dec-89          534.46         17.32          7.03
                  Dec-90          517.50         18.39          7.46
                  Dec-91          675.59         21.94          7.69
                  Dec-92          727.41         23.71          7.91
                  Dec-93          800.08         28.03          8.13
                  Dec-94          810.54         25.86          8.35
                  Dec-95        1,113.92         34.04          8.56
                  Dec-96        1,370.90         33.73          8.85
                  Dec-97         1828.33         39.07          9.00

                  Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

In contrast to bond investors, common stock investors forego the certainty of coupon interest payments. However, they enjoy the potential for increased dividend income if the issuing company prospers. As indicated below, Chart 2 compares the growth of dividends from S&P 500 stocks with the rate of inflation over a 50-year period.


CHART 2-Growth of Dividends vs. Inflation

                                   Inflation           S&P 500 Dividends

                  Dec-48              1.12                    1.31
                  Dec-49              1.10                    1.61
                  Dec-50              1.16                    2.07
                  Dec-51              1.23                    1.99
                  Dec-52              1.24                    1.99
                  Dec-53              1.25                    2.04
                  Dec-54              1.24                    2.17
                  Dec-55              1.25                    2.31
                  Dec-56              1.28                    2.45
                  Dec-57              1.32                    2.52
                  Dec-58              1.35                    2.46
                  Dec-59              1.37                    2.58
                  Dec-60              1.39                    2.75
                  Dec-61              1.40                    2.85
                  Dec-62              1.41                    3.00
                  Dec-63              1.44                    3.21
                  Dec-64              1.45                    3.52
                  Dec-65              1.48                    3.83
                  Dec-66              1.53                    4.04
                  Dec-67              1.58                    4.11
                  Dec-68              1.65                    4.32
                  Dec-69              1.75                    4.45
                  Dec-70              1.85                    4.42
                  Dec-71              1.91                    4.32
                  Dec-72              1.98                    4.44
                  Dec-73              2.15                    4.76
                  Dec-74              2.41                    5.07
                  Dec-75              2.58                    5.18
                  Dec-76              2.71                    5.70
                  Dec-77              2.89                    6.58
                  Dec-78              3.15                    7.14
                  Dec-79              3.57                    7.96
                  Dec-80              4.01                    8.68
                  Dec-81              4.37                    9.34
                  Dec-82              4.54                    9.68
                  Dec-83              4.71                    9.99
                  Dec-84              4.90                    10.61
                  Dec-85              5.08                    11.13
                  Dec-86              5.14                    11.66
                  Dec-87              5.37                    12.41
                  Dec-88              5.60                    13.70
                  Dec-89              5.86                    15.56
                  Dec-90              6.22                    17.04
                  Dec-91              6.41                    17.18
                  Dec-92              6.60                    17.44
                  Dec-93              6.78                    17.72
                  Dec-94              6.96                    18.56
                  Dec-95              7.14                    19.42
                  Dec-96              7.38                    20.99
                  Dec-97               []                      []

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation and Standard and Poor's Security Price Index Record

Risk charts. Historical equity index returns suggest that stocks provide superior investment returns over the long term. Over short periods of time, however, the prices of individual stocks and the stock market as a whole can be very volatile. The table below shows best and worst average annual total returns, including reinvested dividends, for the S&P 500 over time spans of one, five, 10 and 20 years between 1926 and 1997.


VARIABILITY OF S&P 500 RETURNS
------------------------------------------------------------------------
                1 YR          5 YRS            10 YRS      20 YRS
Best           53.99%         23.92%           20.06%      16.86%
Worst         -43.34%        -12.47%           -0.89%       3.11%
------------------------------------------------------------------------

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation. This analysis is based on historical annual total return figures for the S&P 500.

As you can see the difference between the best and worst return decreases as the measure of time increases. Stock market investing may not make sense for you unless you are prepared to ride out the markets' ups and downs.

To illustrate volatility, the following table compares the historical risk vs. reward characteristics of stocks (represented by the S&P 500 with dividends reinvested), bonds (represented by a 20-year U.S. Treasury bond), and Treasury bills. As you can see, historically, stocks have provided higher returns at greater risk than Treasury bonds and bills over the long term.

                  [bullet chart - data below]

             Table: Risk vs. Reward  (1926-1997)
                                              Long-Term
                                    T-Bills   Govt. Bonds    S&P 500
Average Annual Total Return          3.8%        5.2%         11.0%
Standard  Deviation                  3.2%        9.2%         20.3%

Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation.

The historical S&P 500 data presented here are not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Funds, during the periods shown. The S&P 500 is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. Investors cannot invest directly in the S&P 500 Index.

Portfolio Characteristics. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:

     Standard deviation = the square root of  S(xi - xm)2
                                                  n-1

Where:     S = "the sum of",

     xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

FINANCIAL STATEMENTS

APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

o    liquidity ratios are adequate to meet cash requirements;
o    long-term senior debt is rated "A" or better;
o    the issuer has access to at least two additional  channels of borrowing;
o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;
o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and
o    the reliability and quality of management are unquestioned.


Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

o    evaluation of the  management of the issuer;
o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;
o evaluation of the issuer's products in relation to competition and customer acceptance;
o    liquidity;
o    amount and quality of long-term  debt;
o    trend of  earnings  over a period of ten years;
o financial strength of parent company and the relationships which exist with the issuer; and
o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:
o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.
o The rating C1 is reserved for income bonds on which no interest is being paid.
o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (&) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics  and in fact have  speculative  characteristics  as well.
o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.


E*TRADE Funds
2400 Geng Road
Palo Alto, CA 94303
Telephone: (650) 842-2500
Toll-Free: (800) 786-2575
Internet:         http://www.etrade.com

                                     PART C:
                                OTHER INFORMATION

Item 23.  Exhibits

(a)      Articles of Incorporation:

         (i)      Certificate of Trust
         (ii)     Trust Instrument

(b)      By-laws1

(c)      Instruments Defining Rights of Security Holders:

(d)      Investment Advisory Contracts:

         (i)      Form of Investment Advisory Contract1
         (ii)     Form of Sub-Advisory Agreement1

(e)      Underwriting Contracts:1

(f)      Bonus or Profit Sharing Contracts:1

(g)      Custodian Agreements:1

(h)      Other Material Contracts:

         (i) Form of Amended and Restated Administration Agreement1 (ii) Form of Transfer Agency Agreement1 (iii) Form of License Agreement1

(i)      Legal Opinion: Form of Opinion1 and Consent of Dechert Price & Rhoads

(j)      Other Opinions:

(k)      Omitted Financial Statements:

(l)      Initial Capital Agreements:1

(m)      Rule 12b-1 Plan:  Not applicable

(n)      Financial Data Schedules1

(o)      Rule 18f-3 Plan:1

(p)      Powers of Attorney and Secretary's Certificate: 1


1  To be filed by amendment.


Item 24.  Persons Controlled by or Under Common Control With Registrant

         No person is controlled by or under common control with the Registrant.


Item 25.  Indemnification

         Reference is made to Article X of the Registrant's Trust Instrument.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 26.  Business and Other Connections of Investment Adviser

The directors and officers of E*TRADE Asset Management, Inc. and their business and other connections are as follows:

         Name                                Business and Other Connections


The address of ___________ is ___________________________.

The address of ___________ is ___________________________.

The address of ___________ is ___________________________.


Item 27.  Principal Underwriters

(a) E*TRADE Securities, Inc. (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor is a wholly owned subsidiary of E*TRADE Group, Inc.

(b)

Name and Principal          Positions and Offices        Positions and Offices
Business Address*           with Underwriter             with Registrant


----------------------
*  The business address of all officers of the Distributor is _________________.


Item 28.  Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at ____________________________________________.


Item 29.  Management Services

         Not applicable

Item 30.  Undertakings:  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Palo Alto in the State of California on the 4th day of November, 1998.

                                           E*TRADE FUNDS
                                           (Registrant)


                                           By: /s/ Kathy Levinson
                                               Title: Trustee and President



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                      Title                              Date



/s/ Kathy Levinson             Trustee and President       November 4, 1998
                               (Principal Executive
                               Officer)



/s/ Leonard C. Purkis          Trustee and Treasurer       November 4, 1998
                               (Principal Financial and
                               Accounting Officer)


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                                  E*TRADE Funds

                                  EXHIBIT INDEX



(a)(i)   Certificate of Trust


(a)(ii)  Trust Instrument


(i)      Consent of Dechert Price & Rhoads